March 1, 2019

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Nationwide Variable Account - 11 (“Registrant”)
File No. 811-10591
Rule 30b2-1 Filing under the Investment Company Act of 1940 (“1940 Act”)

Members of the Commission:

On behalf of Nationwide Life Insurance Company and Nationwide Variable Account - 11, we hereby acknowledge that the annual reports for the following underlying funds for the period ended December 31, 2018, have been submitted to contract owners. This filing is made pursuant to Rule 30b2-1(b).

Some of the funds included in each Fund Company’s annual report filing may not be available under every contract offered by the Registrant. We understand that the Fund Companies have filed (or will file) these reports with the Commission and, to the extent necessary, we incorporate these filings by reference.

Legal Fund Name	CIK
Federated Insurance Series - Federated Fund for U.S. Government Securities II	0000912577
Federated Insurance Series - Federated Government Money Fund II: Service Shares	0000912577
Federated Insurance Series - Federated High Income Bond Fund II: Primary Shares	0000912577
Federated Insurance Series - Federated Kaufmann Fund II: Primary Shares	0000912577
Federated Insurance Series - Federated Managed Volatility Fund II: Primary Shares	0000912577
Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares	0000912577

You may direct any questions regarding this filing to the undersigned at {1-614-677-6084} or {Marascc2@Nationwide.com}.

Very truly yours,

/s/ Cathy Marasco
Cathy Marasco
Associate Vice President, Product Management